SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2003


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-25509                   42-1485449
          --------                     -------                   ----------
(State or other jurisdiction)    (Commission File No.)      (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:329 Pierce Street, Sioux City, Iowa 51101
                                       -----------------------------------------


Registrant's telephone number, including area code:(712) 277-0200
                                                    -------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)





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Item 7. Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

               Exhibit No.             Description
               -----------             -----------

               99                      Press release dated July 25, 2003


Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On July 25, 2003, First Federal Bankshares, Inc. (the "Company") announced earnings for the fourth quarter of its fiscal year, the declaration of a quarterly dividend, and the Company's Annual Meeting of Stockholders. A copy of the press release dated July 25, 2003, describing earnings for the three months and twelve months ended June 30, 2003, is attached as Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FIRST FEDERAL BANKSHARES, INC.


DATE:  July 25, 2003                          By:  /s/Colin D Anderson
                                                   -----------------------------
                                                   Colin D. Anderson
                                                   Senior Vice President and CFO